Earnings Per Share	12 Months Ended
Dec. 31, 2019
Earnings per share [abstract]
Earnings per share
22.	Earnings per share

The amount of basic earnings per share is calculated by dividing the net income for the year attributable to shareholders of the Group's ordinary shares by the weighted average of the ordinary shares outstanding during the year.

The amount of diluted earnings per share is calculated by dividing the net profit attributable to shareholders of the parent's ordinary shares (after adjusting it due to interest on convertible preferred shares) by the weighted average of ordinary shares outstanding during the year plus the weighted average of common shares that would have been issued at the time of converting all diluted potential ordinary shares into ordinary shares. As of December 31, 2019, 2018 and 2017, the Group has no potentially dilutive shares.

As a result of the transaction between Betterware and DD3 and the subscription and payment of 2,040,000 Betterware's shares in Nasdaq, which closed on March 13, 2020 (see Notes 1 and 28c), all Betterware shares issued and outstanding immediately prior to the closing date were canceled and new shares were issued. As of the closing date, BLSM is now a wholly-owned subsidiary of Betterware, who will begin to prepare consolidated financial statements as of such date. Betterware's original shareholders maintained an ownership of 87.7% of the total outstanding shares, DD3's shareholders obtained a 6.4% ownership interest and investors under the Nasdaq listing a 5.9% ownership interest. After the closing date, Betterware has 34,451,020 shares issued and outstanding.

IFRS requires that the calculation of basic and diluted earnings per share ("EPS") for all periods presented be adjusted retrospectively when the number of ordinary or potential ordinary shares outstanding increases as a result of a capitalization, bonus issue, or share split, or decreases as a result of a reverse share split. If such changes occur after the statement of financial position date but before the financial statements are authorized for issue, the EPS calculations for those and any prior period financial statements presented are based on the new number of shares.

As a result of the cancellation and issuance of new shares on March 13, 2020, the EPS in the combined financial statements has been adjusted for all periods presented to reflect the amount of shares attributable to the Betterware original shareholders resulting from the transaction described above as follows: 87.7% of the total outstanding shares of 34,451,020, which is equal to 30,199,945 shares without giving effect to the DD3 shareholders' capital contribution and the proceeds from the Nasdaq listing. The effects of the DD3 transaction, including the related share issuance that resulted in DD3's shareholders obtaining a 6.4% ownership interest and the net capital contribution of US$7,519 (Ps. 181,734), and the effects of the Nasdaq listing, have not been included in the calculation of EPS for the periods presented as they are considered to be non-adjusting subsequent events that will be reflected in Betterware's 2020 consolidated financial statements.

The following table shows the income and share data used in the calculation of basic earnings per share for the years ended December 31, 2019, 2018 and 2017:

	2019		2018	2017
Net income (in thousands of pesos)
Attributable to shareholders	Ps.	472,218	299,267	207,674
Shares (in thousands of shares)
Weighted average of outstanding shares		30,200	30,200	30,200
Basic and diluted earnings per share (pesos per share)		15.63	9.91	6.88